Exhibit 10.1
EXECUTION
THIRD AMENDMENT
to
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of May 10, 2011 (this “Amendment No. 3”), is by and among Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative and collateral agent for the Lenders (as hereinafter defined) pursuant to the Loan Agreement defined below (in such capacity, “Administrative and Collateral Agent”), the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), BlueLinx Corporation, a Georgia corporation (“BlueLinx”), BlueLinx Services Inc., a Georgia corporation (“BSI”), and BlueLinx Florida LP, a Florida limited partnership (“BFLP”, and together with BlueLinx and BSI, each individually a “Borrower” and collectively, “Borrowers”), BlueLinx Florida Holding No. 1 Inc., a Georgia corporation (“BFH1”) and BlueLinx Florida Holding No. 2 Inc., a Georgia corporation (“BFH2”, and together with BFH1, each individually a “Guarantor” and collectively, “Guarantors”).
W I T N E S S E T H
:
WHEREAS, Administrative and Collateral Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Administrative and Collateral Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated August 4, 2006, by and among Administrative and Collateral Agent, Lenders, Borrowers and Guarantors, as amended by First Amendment to Amended and Restated Loan and Security Agreement, dated as of October 22, 2008, and Second Amendment to Amended and Restated Loan and Security Agreement, dated as of July 7, 2010 (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Loan Agreement as set forth herein, and Administrative and Collateral Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and
WHEREAS, by this Amendment No. 3, Administrative and Collateral Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.
(a) Additional Definitions. As used herein or in the Loan Agreement or any of the other Financing Agreements, the following terms shall have the meanings given to them below and the Loan Agreement and the other Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:
(i) “Amendment No. 3” shall mean Third Amendment to Amended and Restated Loan and Security Agreement, dated as of May 10, 2011, by and among Administrative and Collateral Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(ii) “Amendment No. 3 BlueLinx Rights Offering” shall mean a rights offering by Parent, pursuant to which Parent distributes to the holders of its common stock subscription rights to purchase shares of Capital Stock of Parent for an aggregate purchase price of not less than $50,000,000, which offering shall be substantially on the terms described in a Registration Statement on Form S-1 filed by BlueLinx with the Securities and Exchange Commission.
(iii) “Amendment No. 3 BlueLinx Rights Offering Certificate” shall mean a certificate of the Chief Financial officer of Administrative Borrower in the form attached as Exhibit A to Amendment No. 3.
(iv) Amendment No. 3 BlueLinx Rights Offering Equity Issuance” shall mean the issuance and sale by Parent of Capital Stock of Parent on or before August 15, 2011 in connection with the Amendment No. 3 BlueLinx Rights Offering in respect of which BlueLinx has delivered a true, complete and correct Amendment No. 3 BlueLinx Rights Offering Certificate.
(v) “Applicable NOLV Percentage” shall mean 85%; provided, that, (A) for January, February and March 2012, the Applicable NOLV Percentage shall be 90% so long as (1) with respect to the applicable month, EBITDA of BlueLinx and its Subsidiaries for the most recently ended period of twelve (12) consecutive fiscal months for which Administrative and Collateral Agent has received financial statements of BlueLinx and its Subsidiaries in accordance with the terms of the Loan Agreement shall be not less than ($25,000,000) and (2) no Event of Default shall exist and be continuing and (B) for January, February and March 2013, the Applicable NOLV Percentage shall be 90% so long as (1) with respect to each applicable month, EBITDA of BlueLinx and its Subsidiaries for the most recently ended period of twelve (12) consecutive fiscal months for which Administrative and Collateral Agent has received financial statements of BlueLinx and its Subsidiaries in accordance with the terms of the Loan Agreement shall be not less than ($10,000,000) and (2) no Event of Default shall exist and be continuing.
(b) Amendments to Definitions.
(i) The definition of “Borrowing Base” set forth in Section 1.17 of the Loan Agreement is hereby replaced in its entirety with the following:

“1.17 ‘Borrowing Base’ shall mean, at any time, the amount equal to:
(a) 87.5% of the Net Amount of Eligible Accounts; provided, however, such percentage shall be reduced by one percentage point for each percentage point (or fraction thereof) by which Dilution exceeds 3%, plus
(b) the lesser of (i) 70% (or 75% during the Seasonal Period) of the sum of: (A) the Value of Eligible Inventory, (B) the Value of Eligible Domestic In-Transit Inventory, (C) the Value of Eligible International In-Transit Inventory and (D) the Value of Eligible Re-Load Inventory or (ii) the Applicable NOLV Percentage multiplied by the sum of the Net Orderly Liquidation Value; provided, however, Revolving Loans outstanding with respect to Eligible Domestic In-Transit Inventory, Eligible International In-Transit Inventory and Eligible Re-Load Inventory shall not exceed, in the aggregate at any one time outstanding, $85,000,000, minus (c) the sum of all Reserves.”
(ii) All references to the term “Cash Management Excess Availability” shall mean the amount, as determined by Administrative and Collateral Agent, calculated at any time, equal to: (a) the lesser of: (i) the Borrowing Base and (ii) the Revolving Loan Limit (when calculated after giving effect to any Reserves other than Reserves in respect of Letter of Credit Accommodations), plus (b) the then available amount of all Qualified Cash, minus (c) the sum of: (i) the amount of all then outstanding and unpaid Obligations, plus (ii) the amount of all Reserves then established in respect of Letter of Credit Accommodations,.
(iii) The definition of “Compliance Period” set forth in Section 1.30 of the Loan Agreement is replaced in its entirety with the following:
“1.30 ‘Compliance Period’ shall mean the period commencing on any date on which Excess Availability has been less than the greater of (A) $30,000,000 or (B) the amount equal to fifteen (15%) percent of the lesser of (1) the Borrowing Base or (2) the Revolving Loan Limit, and ending on a subsequent date on which Excess Availability has been equal to or greater than the greater of (C) $40,000,000 or (D) the amount equal to fifteen (15%) percent of the lesser of (1) the Borrowing Base or (2) the Revolving Loan Limit, for the sixtieth (60th) consecutive day.”
(c) Interpretation. For purposes of this Amendment No. 3, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 3.
2. Collection of Accounts. Section 6.3(a) of the Loan Agreement is hereby amended by (a) deleting each reference to “$40,000,000” contained therein and substituting “$35,000,000” therefor, and (b) deleting clause (iii)(B) thereof in its entirety and substituting the following therefor:

“(B) the amount equal to fifteen (15%) percent of the lesser of (1) the Borrowing Base or (2) the Revolving Limit, at any time;”.
3. Amendment Fee. In consideration of this Amendment No. 3, Borrowers shall, on the Amendment No. 3 Effective Date, pay to Administrative and Collateral Agent, for the account of the Lenders (based on their Pro Rata Share of the Revolving Loan Commitments), or Administrative and Collateral Agent, at its option, may charge the account of Borrowers maintained by Administrative and Collateral Agent, an amendment fee in the amount of $600,000, which fee is fully earned and payable as of the Amendment No. 3 Effective Date and shall constitute part of the Obligations.
4. Representations and Warranties. Borrowers and Guarantors, jointly and severally, represent and warrant with and to Administrative and Collateral Agent and Lenders as follows, which representations and warranties, together with the representations and warranties in the other Financing Agreements, shall survive the execution and delivery hereof, and the truth and correctness thereof, in all material respects, being a continuing condition of the making of any Loans by Lenders (or Administrative and Collateral Agent on behalf of Lenders) to Borrowers:
(a) no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 3;
(b) this Amendment No. 3 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 3, the “Amendment Documents”) has been duly authorized, executed and delivered by all necessary corporate or limited partnership action on the part of each Borrower and Guarantor which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c) the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and Guarantor’s corporate or limited partnership powers, as applicable, and (ii) are not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound;
(d) the resolutions of the Board of Directors or Managers or the General Partner of each Borrower and Guarantor, as applicable, delivered to Administrative and Collateral Agent by such Borrower or Guarantor on the date of the effectiveness of the Loan Agreement have not been revoked and are in full force and effect; and

(e) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.
5. Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative and Collateral Agent (the “Amendment No. 3 Effective Date”):
(a) Administrative and Collateral Agent shall have received counterparts of this Amendment No. 3, duly authorized, executed and delivered by Borrowers, Guarantors and Required Super-Majority Lenders;
(b) Administrative and Collateral Agent shall have received a true and correct copy of each consent, waiver or approval (if any) to or of this Amendment No. 3, which Borrowers and Guarantors are required to obtain from any other Person, and such consent, approval or waiver (if any) shall be in form and substance reasonably satisfactory to Administrative and Collateral Agent;
(c) Administrative and Collateral Agent shall have received evidence that all corporate and limited partnership proceedings with respect to the Amendment No. 3 BlueLinx Rights Offering and the Amendment No. 3 BlueLinx Rights Offering Equity Issuance have been taken by Borrowers and Guarantors, as appropriate;
(d) Administrative and Collateral Agent shall have received from Administrative Borrower, in the form annexed hereto as Exhibit A, an Amendment No. 3 Rights Offering Certificate;
(e) Administrative and Collateral Agent shall have received a Registration Statement on Form S-1 filed by Parent with the Securities and Exchange Commission with respect to the Amendment No. 3 BlueLinx Rights Offering;
(f) all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended by Amendment No. 3, shall be true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date;
(g) after giving effect to the transactions contemplated by the Amendment No. 3 BlueLinx Rights Offering Equity Issuance, no Change of Control shall have occurred; and
(h) no Default or Event of Default shall exist or have occurred and be continuing.

6. Effect of Amendment No. 3. Except as expressly set forth herein, no other amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 3 Effective Date and Borrowers and Guarantors shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 3 or with respect to the subject matter of this Amendment No. 3. To the extent of conflict between the terms of this Amendment No. 3 and the other Financing Agreements, the terms of this Amendment No. 3 shall control. The Loan Agreement and this Amendment No. 3 shall be read and construed as one agreement.
7. Governing Law. The validity, interpretation and enforcement of this Amendment No. 3 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
8. Jury Trial Waiver. BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 3 OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 3 OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT BORROWERS, GUARANTORS, ADMINISTRATIVE AND COLLATERAL AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
9. Binding Effect. This Amendment No. 3 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10. Waiver, Modification, Etc. No provision or term of this Amendment No. 3 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
11. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative and Collateral Agent to effectuate the provisions and purposes set forth in this Amendment No. 3.

12. Entire Agreement. This Amendment No. 3 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
13. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 3.
14. Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment No. 3.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS

BLUELINX CORPORATION

By:	/s/ H. Douglas Goforth

Name:	H. Douglas Goforth

Title:	Treasurer & Chief Financial Officer

BLUELINX FLORIDA LP

By: BlueLinx Florida Holding No. 2 Inc., its General Partner

By:	/s/ H. Douglas Goforth

Name:	H. Douglas Goforth

Title:	Treasurer

BLUELINX SERVICES INC.

By:	/s/ H. Douglas Goforth

Name:	H. Douglas Goforth

Title:	Treasurer

GUARANTORS

BLUELINX FLORIDA HOLDING NO. 1 INC.

By:	/s/ H. Douglas Goforth

Name:	H. Douglas Goforth

Title:	Treasurer

BLUELINX FLORIDA HOLDING NO. 2 INC.

By:	/s/ H. Douglas Goforth

Name:	H. Douglas Goforth

Title:	Treasurer

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ADMINISTRATIVE AND COLLATERAL AGENT AND LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative and Collateral Agent and a Lender

By:	/s/ Thomas A. Martin

Name:	Thomas A. Martin

Title:	Vice President

BANK OF AMERICA, N.A., as a Documentation Agent and a Lender

By:	/s/ Robert Scalzitti

Name:	Robert Scalzitti

Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Documentation Agent and a Lender

By:	/s/ Mario Quintanilla

Name:	Mario Quintanilla

Title:	Vice President

REGIONS BANK, as Syndication Agent and a Lender

By:	/s/ James Barwis

Name:	James Barwis

Title:	SVP

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne Coker

Name:	Dwayne Coker

Title:	Duly Authorized Signatory

BURDALE CAPITAL FINANCE, INC., as a Lender

By:	/s/ Steve Sanicola

Name:	Steve Sanicola

Title:	Director

By:	/s/ Antimo Barbieri

Name:	Antimo Barbieri

Title:	Director

Exhibit A
to Third Amendment to Amended and Restated Loan and Security Agreement
Amendment No. 3 BlueLinx Rights Offering Certificate
I, Douglas Goforth, the Chief Financial Officer of BlueLinx Corporation, a Georgia corporation (the “Company”) in its capacity as administrative borrower (in such capacity, “Administrative Borrower”), do hereby certify, on this  _____  th day of  _____  2011 to Wells Fargo Bank, National Association successor by merger to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, a national banking association, as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties from time to time parties thereto as lenders (together with its successors and assigns, in such capacity “Agent”), and to the parties from time to time parties to the Loan Agreement (as hereinafter defined) as lenders (collectively, the “Lenders”) as follows:
(a) Parent has received net cash proceeds in an amount of $  _____  1 from the Amendment No. 3 BlueLinx Rights Offering Equity Issuance;
(b) Parent has made a cash equity contribution of at least $47,000,000 to BlueLinx with all of the net cash proceeds of the Amendment No. 3 BlueLinx Rights Offering Equity Issuance (after deducting therefrom only (without duplication) reasonable and customary brokerage commissions, legal fees, accountant’s fees, investment banking fees, finder’s fees, other similar fees and commissions and reasonable out-of-pocket expenses (and reasonable reserves therefor), in each case attributable to (i) the Amendment No. 3 BlueLinx Rights Offering Equity Issuance (ii) Amendment No. 3 to the Loan Agreement and (iii) certain amendments to the Mortgage Loan Agreement and related documents), with the proceeds of such cash equity contribution to be paid by BlueLinx to Administrative and Collateral Agent for application to the Obligations in accordance with the terms of Section 6.4(a) of the Loan Agreement, without a permanent reduction of the Revolving Loan Commitments;
(c) attached as Annex 1 is the Registration Statement on Form S-1 filed by BlueLinx with the Securities and Exchange Commission with respect to the Amendment No. 3 BlueLinx Rights Offering;
(d) on the date hereof, after giving effect to the Amendment No. 3 BlueLinx Rights Offering Equity Issuance, no Change of Control has occurred; and
(e) no Default or Event of Default exists or has occurred and is continuing.
All capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Amended and Restated Loan and Security Agreement, dated as of August 4, 2006, by and among the Company, BlueLinx Services Inc., a Georgia corporation (“BSI”), and BlueLinx Florida LP, a Florida limited partnership (“BFLP”, and together with the Company and BSI, each individually a “Borrower” and collectively, “Borrowers”), BlueLinx Florida Holding No. 1 Inc., a Georgia corporation (“BFH1”) and BlueLinx Florida Holding No. 2 Inc., a Georgia corporation (“BFH2”, and together with BFH1, each individually a “Guarantor” and collectively, “Guarantors”), Agent and Lenders, (as the same now exists or may be amended, amended and restated, modified or supplemented from time to time, the “Loan Agreement”).

1 Amount must equal or exceed $50,000,000

IN WITNESS WHEREOF, the Administrative Borrower has caused its Chief Financial Officer to execute and deliver this Amendment No. 3 BlueLinx Rights Offering Certificate on the date first hereinabove written in his sole capacity as the Chief Financial Officer of the Administrative Borrower.

BLUELINX CORPORATION

By:

Name:	Douglas Goforth
Title:	Chief Financial Officer

Annex 1
Registration Statement (Form S-1)